EX 99.17

JNL/CAPITAL GUARDIAN GLOBAL BALANCED FUND A SERIES OF JNL SERIES TRUST

Date: Monday, March 20, 2017 Place: 1 Corporate Way, Lansing, Michigan, 48951 Time: 9:00 a.m. (Eastern time)

VOTE BY

INTERNET
Go To:www.proxypush.com/JNL
●	Cast your vote online.
●	Have your Proxy Card ready.
●	Follow the simple instructions to record your vote.

PHONE
Call 1-866-256-0779
●	Use any touch-tone telephone.
●	Have your Proxy Card ready.
●	Follow the simple recorded instructions.

MAIL
●	Mark, sign and date your Proxy Card.
●	Fold your Proxy Card.
●	Return your Proxy Card in the postage-paid envelope provided.

Scan code for mobile voting

  Please fold here—Do not separate

JNL/CAPITAL GUARDIAN GLOBAL BALANCED FUND, A SERIES OF JNL SERIES TRUST
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
SPECIAL MEETING OF SHAREHOLDERS – MARCH 20, 2017

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Special Meeting of Shareholders of JNL/Capital Guardian Global Balanced Fund, a series of JNL Series Trust, to be held at 1 Corporate Way, Lansing, Michigan, 48951 on Monday, March 20, 2017 at 9:00 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 8016, Cary, NC 27512-9903, or by voting at the Meeting.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposals specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date

PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE

PXY-JNLST-V3

YOUR VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders of JNL/Capital Guardian Global Balanced Fund,
a series of JNL Series Trust
To Be Held on March 20, 2017

The Proxy Statement for the Meeting and the accompanying
Notice of Special Meeting of Shareholders and the form of proxy card are available at
www.proxypush.com/JNL

PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

PROPOSALS 1‐8: TO APPROVE OR DISAPPROVE CERTAIN FUNDAMENTAL POLICY CHANGES AS LISTED IN THE TABLE SHOWN IN THE PROXY STATEMENT

		FOR	AGAINST	ABSTAIN

1.	To approve or disapprove a fundamental policy regarding diversification(“Proposal 1”):	[ ]	[ ]	[ ]

2.	To approve or disapprove a fundamental policy regarding industry concentration (“Proposal 2”):	[ ]	[ ]	[ ]

3.	To approve or disapprove a fundamental policy regarding investment in real estate and commodities (“Proposal 3”):	[ ]	[ ]	[ ]

4.	To approve or disapprove a fundamental policy regarding lending (“Proposal 4”):	[ ]	[ ]	[ ]

5.	To approve or disapprove a fundamental policy regarding underwriting (“Proposal 5”):	[ ]	[ ]	[ ]

6.	To approve or disapprove a fundamental policy regarding senior securities and borrowings (“Proposal 6”):	[ ]	[ ]	[ ]

7.	To approve or disapprove a new fundamental policy regarding investing for the purpose of exercising control of management (“Proposal 7”):	[ ]	[ ]	[ ]

8.	To approve or disapprove the elimination of the fundamental policy regarding investment in illiquid securities (“Proposal 8”):	[ ]	[ ]	[ ]

9.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.	[ ]	[ ]	[ ]

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE

PXY-JNLST-V3

JNL/CAPITAL GUARDIAN GLOBAL BALANCED FUND
A SERIES OF JNL SERIES TRUST

Date: Monday, March 20, 2017 Place: 1 Corporate Way, Lansing, Michigan, 48951 Time: 9:00 a.m. (Eastern time)

VOTE BY

INTERNET
Go To: www.proxypush.com/JNL
●	Cast your vote online.
●	Have your voting instruction card ready.
●	Follow the simple instructions to record your vote.

PHONE
Call 1-866-256-0779
●	Use any touch-tone telephone.
●	Have your voting instruction card ready.
●	Follow the simple recorded instructions.

MAIL
●	Mark, sign and date your voting instruction card.
●	Fold your voting instruction card.
●	Return your voting instruction card in the postage-paid envelope provided.

Scan code for mobile voting

  Please fold here—Do not separate

JNL/CAPITAL GUARDIAN GLOBAL BALANCED FUND, A SERIES OF JNL SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
SPECIAL MEETING OF SHAREHOLDERS – MARCH 20, 2017

The undersigned contract owner hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an “Insurance Company” and together the “Insurance Companies”) to vote all shares of JNL/Capital Guardian Global Balanced Fund, a series of JNL Series Trust, attributable to his or her variable annuity contract or variable life insurance contract (“Variable Contract”) at the Special Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, 48951, on Monday, March 20, 2017 at 9:00 a.m. (Eastern time) (the “Meeting”) and  at any and  all  adjournments or postponements thereof, in accordance with the following instructions. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 16, 2017, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 8016, Cary, NC 27512‐9903, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Account I, Jackson National Separate Account III, Jackson National Separate Account IV, and Jackson National Separate Account V and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I, JNLNY Separate Account II and JNLNY Separate Account IV.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. If this voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares FOR the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each  holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date

PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE

VIC-JNLST-V5

YOUR VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders of JNL/Capital Guardian Global Balanced Fund,
a series of JNL Series Trust
To Be Held on March 20, 2017

The Proxy Statement for the Meeting and the accompanying
Notice of Special Meeting of Shareholders and the form of voting instruction card are available at
www.proxypush.com/JNL

PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

PROPOSALS 1‐8: TO APPROVE OR DISAPPROVE CERTAIN FUNDAMENTAL POLICY CHANGES AS LISTED IN THE TABLE SHOWN IN THE PROXY STATEMENT

		FOR	AGAINST	ABSTAIN

1.	To approve or disapprove a fundamental policy regarding diversification (“Proposal 1”):	[ ]	[ ]	[ ]

2.	To approve or disapprove a fundamental policy regarding industry concentration (“Proposal 2”):	[ ]	[ ]	[ ]

3.	To approve or disapprove a fundamental policy regarding investment in real estate and commodities (“Proposal 3”):	[ ]	[ ]	[ ]

4.	To approve or disapprove a fundamental policy regarding lending (“Proposal 4”):	[ ]	[ ]	[ ]

5.	To approve or disapprove a fundamental policy regarding underwriting (“Proposal 5”):	[ ]	[ ]	[ ]

6.	To approve or disapprove a fundamental policy regarding senior securities and borrowings (“Proposal 6”):	[ ]	[ ]	[ ]

7.	To approve or disapprove a new fundamental policy regarding investing for the purpose of exercising control of management (“Proposal 7”):	[ ]	[ ]	[ ]

8.	To approve or disapprove the elimination of the fundamental policy regarding investment in illiquid securities (“Proposal 8”):	[ ]	[ ]	[ ]

9.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.	[ ]	[ ]	[ ]

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE

VIC-JNLST-V5